Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

PRUDENTIAL PREMIER VARIABLE ANNUITY B SERIESSM (“B SERIES”)
PRUDENTIAL PREMIER VARIABLE ANNUITY L SERIESSM (“L SERIES”)
PRUDENTIAL PREMIER VARIABLE ANNUITY X SERIESSM (“X SERIES”)

Supplement dated July 16, 2010
To
Prospectuses dated May 1, 2010

This Supplement should be read and retained with the current Prospectus for your annuity.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own.  If you would like another copy of the current Prospectus, please contact us at 1-888-PRU-2888.

We are issuing this supplement to announce the addition of two sub-advisors to the AST Academic Strategies Asset Allocation Portfolio effective on or about July 16, 2010.  Those sub-advisors are AQR Capital Management, LLC and CNH Partners, LLC.  We also announce that effective on or about July 16, 2010, Deutsche Investment Management Americas, Inc. will be replaced as sub-advisor to the AST Value Portfolio by BlackRock Investment Management, LLC.  We also announce that, contingent on shareholder approval of the sub-advisory arrangements with  Prudential Investment Management, Inc. (PIM), on or about September 13, 2010, PIMCO will be replaced as sub-advisor to the AST High Yield Portfolio by J.P. Morgan Investment Management, Inc. and PIM.

In addition, we make certain other changes to the prospectuses, as indicated below.

1.	In the Group II: Custom Portfolios Program table found in INVESTMENT OPTIONS, we add AST Parametric Emerging Markets Equity Portfolio to the Permitted Portfolios column.

2.
Pruco Life prospectus only.  In the Section entitled "Death Benefit - Combination 5% Roll-Up and Highest Anniversary Value Death Benefit", we delete from the sub-section beginning with "Key Terms" the definition for Death Benefit Target Date for the Highest Anniversary Value Death Benefit.  In addition, we revise the “Key Terms” heading to read as follows: “Key Terms Used with the Combination 5% Roll-up and Highest Anniversary Value Death Benefit.”

3.	Pruco Life of New Jersey prospectus only. In the Section entitled "Death Benefit - Highest Anniversary Value Death Benefit", we revise the definition of Death Benefit Target Date to read as follows:

The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the later of (i) the Annuity anniversary on or next following the 80th birthday of the current Owner, the oldest of either joint Owner, or the Annuitant, if entity owned or (ii) the fifth Annuity anniversary after the date on which that Death Benefit was added to the Annuity.

As indicated immediately below, we announce limitations on the kinds of owners that can own an Annuity or add an optional living benefit or death benefit to an existing Annuity.

4.	OWNER RESTRICTIONS

In the section entitled “Purchasing Your Annuity – What Are Our Requirements For Purchasing One Of The Annuities? – Initial Purchase Payment”, we add the following to the end of the paragraph entitled “Speculative Investing”:

Currently, we will not permit changes in ownership or assignments for certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only allow changes of ownership and/or permit assignments to certain ownership types if the funds within the Annuity are exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types.  We reserve the right to further limit, restrict and/or change these rules in the future, to the extent permitted by state law.  Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that elect to use our Annuity as a funding vehicle.